UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2018

JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Albert Quay
Cork, Ireland
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: 353-21-423-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
On November 13, 2018, Johnson Controls International plc (the “Company”) announced that it had entered into a definitive agreement with BCP Acquisitions LLC, a Delaware limited liability company, for the sale of its Power Solutions business (the “Disposition”). In connection with this announcement, the Company is providing unaudited supplemental non-GAAP selected historical information for the fiscal years ended as of September 30, 2017 and 2018 as well as for each quarterly period of fiscal 2018 (the “Supplemental Non-GAAP Information”), which reflects the continuing operations of the Company as if the Power Solutions business was reported as a discontinued operation as of October 1, 2016. The Supplemental Non-GAAP Information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Amounts Adjusted for Certain Special Items
The unaudited Supplemental Non-GAAP Information is for informational purposes only. It does not purport to indicate the results that would actually have been obtained had the Disposition been completed on the assumed date or for the periods presented, or which may be realized in the future.
The Supplemental Non-GAAP Information includes financial information regarding adjusted net sales, adjusted segment EBITA and adjusted segment EBITA margin which are non-GAAP performance measures. Adjusted segment EBITA excludes special items such as transaction/integration costs and nonrecurring purchase accounting impacts because these costs are not considered to be directly related to the underlying operating performance of its business units. Management believes that, when considered together with unadjusted amounts, these non-GAAP measures are useful to investors in understanding period-over-period operating results and business trends of the Company. Further information regarding the adjustments is set forth in the footnote disclosures to the Supplemental Non-GAAP Information in Exhibit 99.1. Management may also use these metrics as guides in forecasting, budgeting and long-term planning processes and for compensation purposes. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

November 13, 2018	By:	/s/ Brian J. Stief
		Name:	Brian J. Stief
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Supplemental Non-GAAP Information